Exhibit 10.2

                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


This First Amendment to Amended and Restated Revolving Credit Agreement is made as of the 25th day of January, 1997 by and among

     Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia 23513;

     Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia;

     Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia;

     The First National Bank of Boston, NationsBank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

     The First National Bank of Boston, a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                              W I T N E S S E T H:

     WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 (the "Agreement"); and

     WHEREAS, the Agent, the Lenders, the Borrower, DTS and DTM desire to modify and amend the Agreement as provided herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2. Amendments to Section I. The provisions of Section I of the Agreement are hereby amended as follows:

         (a) The definition of "Collateral" is hereby deleted in its entirety.

         (b) The provisions of clause (ii) of the definition of Debt Service Charges is hereby deleted in its entirety and the following substituted in its stead:


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         (ii) principal payments made or required to be made on account of
         Indebtedness (including, without limitation, Capitalized Leases, but excluding payments on Intercompany Loans and other intercompany Indebtedness) for such period,

         (c)  The definition of Equipment is hereby deleted in its entirety.

         (d) The provisions of clause (c) of the definition of Funded Debt is hereby amended by adding the following at the end thereof:

         (other than on account of Intercompany Loans and other intercompany Indebtedness).

         (e) The definition of General Intangibles is hereby deleted in its entirety.

         (f) The definition of Intercompany Loans is hereby deleted in its entirety and the following substituted in its stead:

         Intercompany Loans.   All amounts due or to become due from any
         Obligor or any other Affiliates for loans, and/or other advances by any Obligor of funds or property to another Obligor or other Affiliates.

         (g) The definition of Intercompany Loan Documents is hereby deleted in its entirety.

         (h) The definition of Intercompany Receivables is hereby deleted in its entirety.

         (i) The definition of Loan Documents is hereby amended by deleting reference to "Intercompany Loan Documents" appearing therein.

     3.  Amendments to Section 3.

      The provisions of Section 3.7(b)(i) of the Agreement are hereby amended by deleting the words "or the Collateral" appearing therein.


     4.  Amendments to Section 5.

     The provisions of Section 5 of the Agreement are hereby deleted in their entirety.

     5.  Amendments to Section 6.

     The provisions of Section 6 of the Agreement are hereby amended as follows:

         (a) The provisions of Section 6.1(a)(iii) are hereby amended by deleting the words "jurisdiction where Collateral is located and in each other" appearing in the eighth line thereof.


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         (b) The provisions of Section 6.13 are hereby amended by deleting the words "any Collateral" appearing in the seventh line thereof and substituting the words "any assets of the Obligors" in its stead.

         (c) The provisions of Section 6.14 are hereby amended by deleting the first sentence thereof in its entirety, and by deleting the words "the Collateral" appearing in the second sentence and substituting the words "all of their assets" in its stead.

     6.  Amendments to Section 7.

     The provisions of Section 7 of the Agreement are hereby amended as follows:

         (a) The provisions of Section 7.5(c) are hereby deleted in their entirety.

         (b) The provisions of Section 7.7 are hereby amended by deleting the words "insurance on all Collateral as required by the Loan Documents and will maintain" appearing on the third and fourth lines thereof, and by deleting the word "other" appearing before the word "properties" on the fourth line thereof.

     7.  Amendments to Section 9.

         (a) The introductory provisions of Section 9.2 of the Loan Agreement are hereby deleted in their entirety and the following substituted in their stead:

         Section 9.2. Funded Debt to EBITDA Ratio. The ratio of Consolidated Funded Debt to Consolidated EBITDA, measured quarterly in arrears on a rolling four (4) quarter basis shall not be greater than the following:


         (b) The introductory provisions of Section 9.3 of the Loan Agreement are hereby deleted in their entirety and the following substituted in their stead:

         Section 9.3. Operating Cash Flow to Debt Service Ratio. The ratio of Consolidated Operating Cash Flow (excluding, for purposes of this determination, Capital Expenditures related to the construction of the new distribution and office center) to Debt Service Charges, measured quarterly on a rolling four (4) quarter basis, shall not be less than the following:

         (c) The introductory provisions of Section 9.5 of the Loan Agreement are hereby deleted in their entirety and the following substituted in their stead:

         Section 9.5. Inventory Reliance. The Inventory Reliance Ratio shall not exceed the following amounts during the following periods:


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         (d) The introductory provisions of Section 9.6 of the Loan Agreement are hereby deleted in their entirety and the following substituted in their stead:

         Section 9.6. Current Ratio. The ratio of Consolidated Current Assets to Consolidated Current Liabilities shall not be less than the following as of the following periods:

     8.  Amendments to Section 10.

     The provisions of Section 10 of the Agreement are hereby amended by deleting the provisions of Section 10.5 in their entirety.

     9.  Amendments to Section 12.

     The provisions of Section 12 of the Agreement are hereby amended as follows:

         (a) The provisions of Section 12.1(n) are hereby amended by deleting the words "the Collateral" appearing in the second line thereof and substituting the words "the assets of the Obligors" in its stead.

         (b) The provisions of Section 12.3 are hereby amended by deleting the words "or to realize upon the Collateral" appearing in the sixteenth and seventeenth lines thereof.

         (c) The provisions of Section 12.5 are hereby amended

              (i) by deleting the words "with respect to the realization upon any of the Collateral" appearing in the fifth and sixth lines thereof; and

              (ii) by deleting the words "or in respect of the Collateral" appearing in the eleventh line of clause (a) thereto.

     10.      Amendments to Section 14.

     The provisions of Section 14 of the Agreement are hereby amended by deleting the words "authorizing the sale or other disposition of all or any part of the Collateral" appearing in the eighth and ninth lines of Section 14.11, and by deleting the words "in respect of the Collateral" appearing in the eleventh line of Section 14.11.

     11.      Amendments to Section 25.

     The provisions of Section 25 of the Agreement are hereby amended by deleting the words "the release of any Collateral in connection with any sale or disposition thereof outside the ordinary course of business having a value (as determined by the Agent) in the aggregate in excess of $2,500,000" appearing in clause (b) thereof.

     12. Conditions to Effectiveness. This First Amendment to Amended and Restated Revolving Credit Term and Loan Agreement shall not be effective until

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each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

         (a) This First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

         (b) Each of the Lenders and the Agent shall have received a favorable opinion addressed to the Lenders and the Agent in form and substance satisfactory to the Lenders and the Agent from Messrs. Hofheimer, Nusbaum, McPhaul & Samuels.

         (c) All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders. Each of the Lenders shall have received from each Obligor true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, each certified by such Obligor's secretary to be true and complete.

         (d) The Borrower shall have paid to the Agent and Lenders all fees and expenses then due and owing pursuant to Section 15 of the Agreement.

         (e) No Default or Event of Default shall have occurred and be continuing.

         (f) The Obligors shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

     13. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

     14.      Miscellaneous.

         (a) This First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (b) This First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement expresses the entire understanding of the parties with

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     respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as a sealed instrument as of the date first above written.


                                    DOLLAR TREE DISTRIBUTION, INC.

                           By: /s/ Frederick C. Coble
                              --------------------------
                                    Name: Frederick C. Coble
                                    Title: Sr. Vice Pres., Finance

                                    DOLLAR TREE STORES, INC.

                           By: /s/ Frederick C. Coble
                              --------------------------
                                    Name: Frederick C. Coble
                                    Title: Sr. Vice Pres., Finance

                                    DOLLAR TREE MANAGEMENT, INC.

                           By: /s/ Frederick C. Coble
                              --------------------------
                                    Name: Frederick C. Coble
                                    Title: Sr. Vice Pres., Finance


                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    individually and as Agent

                           By: /s/ Judith C. E. Kelly
                              --------------------------
                                    Name: Judith C. E. Kelly
                                    Title: Vice President

                                NATIONSBANK, N.A.

                            By: /s/ Monique S. Adams
                               ------------------------
                                    Name: Monique S. Adams
                                    Title: Vice President

                                   SIGNET BANK

                             By: /s/ John P. Matson
                                ----------------------
                                    Name: John P. Matson
                                    Title: Executive Vice President

                                  CRESTAR BANK

                              By: /s/ Bruce W. Nave
                                 ---------------------
                                    Name: Bruce W. Nave
                                    Title: Vice President


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                                    FIRST UNION NATIONAL BANK OF VIRGINIA

                              By: /s/ L. S. Cundiff
                                 ---------------------
                                    Name: L. S. Cundiff
                                    Title: Senior Vice President

                                    AMSOUTH BANK OF ALABAMA

                              By: /s/ John Hooker
                                 -------------------
                                    Name: John Hooker
                                    Title: Commercial Banking Officer

                                    UNION BANK OF CALIFORNIA, N.A.

                              By: /s/ Timothy P. Streb
                                 ------------------------
                                    Name: Timothy P. Streb
                                    Title: Vice President


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